UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 24, 2022
(May 20, 2022)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to and Restatements of PNMR Credit Agreements

On May 20, 2022, PNM Resources, Inc., a New Mexico corporation (“PNMR”) entered into a $1.0 billion Amended and Restated Term Loan Agreement (the “PNMR Amended and Restated Term Loan”) amending and restating its $1.0 billion delayed-draw term loan agreement among PNMR, the lenders party thereto and Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent. The PNMR Amended and Restated Term Loan is effective as of May 20, 2022. The PNMR Amended and Restated Term Loan extends the maturity date to May 18, 2025 and includes other administrative updates. As of the date hereof, PNMR had $1.0 billion outstanding under the PNMR Amended and Restated Term Loan.

PNMR must pay interest on its borrowing under the PNMR Amended and Restated Term Loan from time-to-time following funding and must repay all amounts on or before the maturity date.

The PNMR Amended and Restated Term Loan includes customary covenants, including a covenant that requires the maintenance of a consolidated debt-to-consolidated capitalization ratio of less than or equal to 0.70 to 1.00. The PNMR Amended and Restated Term Loan also includes customary events of default, a cross default provision, and a change of control provision. If an event of default occurs, Wells Fargo may declare the obligations outstanding under the PNMR Amended and Restated Term Loan to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

As previously disclosed, on October 20, 2020, PNMR, Avangrid, Inc. (“Avangrid”), and NM Green Holdings, Inc., a wholly-owned subsidiary of Avangrid (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into PNMR (the “Merger”), with PNMR surviving the Merger as a direct wholly-owned subsidiary of Avangrid. The PNMR Amended and Restated Term Loan provides that substantially concurrently with the consummation of the transactions set forth in the Merger Agreement, PNMR will assign to Avangrid all of its rights, duties, obligations and liabilities under the PNMR Amended and Restated Term Loan and Avangrid will assume from PNMR, as its direct and primary obligation, the payment and performance of all of the duties, liabilities and obligations of PNMR under the PNMR Amended and Restated Term Loan pursuant to an amendment and restatement of the PNMR Amended and Restated Term Loan in the form of a second amended and restated credit agreement attached to the PNMR Amended and Restated Term Loan.

The above description of the PNMR Amended and Restated Term Loan is not complete and is qualified in its entirety by reference to the entire PNMR Amended and Restated Term Loan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On May 20, 2022, PNMR entered into a Tenth Amendment to and Restatement of Credit Agreement (the “PNMR Revolver”) amending and restating its $300 million revolving credit agreement, among PNMR, the lenders party thereto (the “PNMR Revolver Lenders”) and Wells Fargo, as Administrative Agent. The PNMR Revolver is effective as of May 20, 2022. The PNMR Revolver now has a maturity date of October 31, 2024, unless the maturity date is extended at the request of PNMR and with the agreement of the PNMR Revolver Lenders, subject to certain terms and conditions, and reflects other administrative updates.

The PNMR Revolver provides PNMR with a revolving credit facility for borrowing up to $300 million and includes customary covenants, including a covenant that requires the maintenance of a consolidated debt-to-consolidated capitalization ratio of less than or equal to .70 to 1.0. The PNM Revolver also includes customary events of default, and has a cross default provision and a change of control provision. If an event of default occurs, the administrative agent may, or upon the request and direction of lenders holding a specified percentage of the commitments or loans shall, terminate the obligations of the lenders to make loans under the PNMR Revolver and/or declare the obligations outstanding under the PNMR Revolver to be due and payable. Such termination and acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The above description of the PNMR Revolver is not complete and is qualified in its entirety by reference to the entire PNMR Revolver, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendments to and Restatements of PNM Credit Agreements

On May 20, 2022, Public Services Company of New Mexico (“PNM”), a wholly owned subsidiary of PNMR, entered into a Fifth Amendment to and Restatement of Credit Agreement (the “PNM Revolver”) amending and restating its $400 million revolving credit agreement, among PNM, the lenders party thereto (the “PNM Revolver Lenders”) and Wells Fargo, as Administrative Agent. The PNM Revolver is effective as of May 20, 2022. The PNM Revolver now has a maturity date of October 31, 2024, unless the maturity date is extended at the request of PNM and with the agreement of the PNM Revolver Lenders, subject to certain terms and conditions, and reflects other administrative updates.

The PNM Revolver provides PNM with a revolving credit facility for borrowing up to $400 million and includes customary covenants, including a covenant that requires the maintenance of a consolidated debt-to-consolidated capitalization ratio of less than or equal to .65 to 1.0. The PNM Revolver also includes customary events of default, and has a cross default provision and a change of control provision. If an event of default occurs, the administrative agent may, or upon the request and direction of lenders holding a specified percentage of the commitments or loans shall, terminate the obligations of the lenders to make loans under the PNM Revolver and/or declare the obligations outstanding under the PNM Revolver to be due and payable. Such termination and acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The above description of the PNM Revolver is not complete and is qualified in its entirety by reference to the entire PNM Revolver, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

On May 20, 2022, PNM entered into the Amended and Restated Credit Agreement (the “PNM Local Revolver”) amending and restating its $40 million revolving credit agreement, among PNM, the lenders party thereto, U.S. Bank National Association, as Administrative Agent, and BOKF, NA dba Bank of Albuquerque, as Syndication Agent. The seven participating lenders are all banks that have a significant presence in New Mexico or are headquartered in New Mexico. The PNM Local Revolver is effective as of May 20, 2022. The PNM Local Revolver now terminates on May 20, 2026, or any earlier date on which the Aggregate Commitment, as defined in the PNM Local Revolver, is reduced to zero or otherwise terminated pursuant to the terms of the PNM Local Revolver, and reflects other administrative updates.

The PNM Local Revolver provides PNM with a revolving credit facility for borrowing up to $40 million and includes customary covenants, including a covenant that requires the maintenance of a consolidated debt-to-consolidated capitalization ratio of less than or equal to .65 to 1.0. The PNM Local Revolver also includes customary events of default, and has a cross default provision and a change of control provision. If an event of default occurs, the administrative agent may, or upon the request and direction of lenders holding a specified percentage of the commitments or loans shall, terminate the obligations of the lenders to make loans under the PNM Local Revolver and/or declare the obligations outstanding under the PNM Local Revolver to be due and payable. Such termination and acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The above description of the PNM Local Revolver is not complete and is qualified in its entirety by reference to the entire PNM Local Revolver, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Term Loan Agreement, dated as of May 20, 2022, among PNM Resources, Inc., the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

10.2
Tenth Amendment to and Restatement of Credit Agreement, dated as of May 20, 2022, among PNM Resources, Inc., the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

10.3
Fifth Amendment to and Restatement of Credit Agreement, dated as of May 20, 2022, among Public Service Company of New Mexico, the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

10.4
Amended and Restated Credit Agreement, dated as of May 20, 2022, among Public Service Company of New Mexico, the lenders party thereto, U.S. Bank National Association, as Administrative Agent, and BOKF, NA dba Bank of Albuquerque, as Syndication Agent.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: May 24, 2022	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)